UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Nuveen Municipal Value Fund 2 (NUW)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice to Fund Shareholders

June 21, 2010

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement as a Fund shareholder in connection with the annual shareholders meeting for the Nuveen municipal closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders.

You are being asked to vote on a number of important matters:

(i)  Updated Investment Policies (Affected Municipal Funds (as defined in the Proxy Statement)). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

(ii)  Approval of Fund Board Nominees (All Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this Proxy Statement are holding their annual shareholders meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed Proxy Statement.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	What are the potential benefits of the New Investment Policies for common shareholders of the Affected Municipal Funds?

A.	The potential benefits to common shareholders are:

• Enhanced ability of the Affected Municipal Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

•   Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation of and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

• Improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

Q.	What are the potential benefits of the New Investment Policies for preferred shareholders of the Affected Municipal Funds?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation of and possible growth of capital, which, if successful, will help to sustain and build net asset value and therefore asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Investment Policies?

A.	In order to implement the New Investment Policies and obtain the potential benefits described above, each Affected Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require approval of shareholders. In some cases, this may require shareholder approval of the elimination of an existing fundamental policy as well as the implementation of a new replacement fundamental policy. Because each Affected Municipal Fund is situated somewhat differently, the specific changes required to implement the New Investment Policies may vary from fund to fund.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the New Investment Policy or Policies?

A.	An Affected Municipal Fund will not be able to implement the New Investment Policies as discussed above. The Affected Municipal Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Boards of the Affected Municipal Funds urge you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 434-7510. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund’s shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
July 27, 2010

June 21, 2010

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Value Fund 2 (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), each a Minnesota Corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Enhanced Municipal Value Fund (“Enhanced Value”), Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Municipal High Income Opportunity Fund 2 (“Municipal High Income 2”), Nuveen Municipal Value Fund 2 (“Municipal Value 2”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), each a Massachusetts Business Trust (individually, a “Fund” and collectively, the “Funds”), will be held in the Lobby Conference Room, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 27, 2010, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except Municipal Value and Municipal Income, to elect nine (9) Board Members:

(i)	seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Municipal Value and Municipal Income, to elect three (3) Board Members.

c.	For each Massachusetts Business Trust, except Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California

Portfolio, New York Portfolio and Municipal High Income 2, to elect four (4) Board Members:

(i)	two (2) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, to elect three (3) Board Members.

2.	To approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies for Premium Income, Performance Plus, Municipal Market Opportunity and Premium Income 4.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on May 28, 2010 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

June 21, 2010

This Joint Proxy Statement is first being mailed to shareholders on or about June 21, 2010.

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Value Fund 2 (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), each a Minnesota Corporation (each referred to herein as a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Enhanced Municipal Value Fund (“Enhanced Value”), Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Municipal High Income Opportunity Fund 2 (“Municipal High Income 2”), Nuveen Municipal Value Fund 2 (“Municipal Value 2”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), each a Massachusetts Business Trust (each referred to herein as a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the Lobby Conference Room, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 27, 2010, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the adoption of new fundamental investment policies for the Affected Municipal Funds (as defined below). Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Minnesota Fund (except Municipal Value and Municipal Income), election of seven (7) Board Members by all shareholders.	X	X

1(a)(ii)	For each Minnesota Fund (except Municipal Value and Municipal Income), election of two (2) Board Members by Preferred Shares only.	X	X

1(b)	For Municipal Value and Municipal Income, election of three (3) Board Members by all shareholders.	X	N/A

1(c)(i)	For each Massachusetts Fund (except Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), election of two (2) Board Members by all shareholders.	X	X

1(c)(ii)	For each Massachusetts Fund (except Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), election of two (2) Board Members by Preferred Shares only.	X	X

1(d)	For Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, election of three (3) Board Members by all shareholders.	X	N/A

2.	For Premium Income, Performance Plus, Municipal Market Opportunity and Premium Income 4 (the “Affected Municipal Funds”), to approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies.	X	X

2(a)	For each Affected Municipal Fund, to approve the elimination of the Fund’s fundamental investment policies relating to investments in municipal securities and below investment grade securities.	X	X

2(b)	For each Affected Municipal Fund to approve the new fundamental investment policy relating to investments in municipal securities.	X	X

2(c)	For each Affected Municipal Fund to approve the elimination of the fundamental investment policy relating to investing in other investment companies.	X	X

Matter		Common Shares	Preferred Shares(1)

2(d)	For each Affected Municipal Fund to approve the elimination of fundamental investment policies relating to commodities.	X	X

2(e)	For each Affected Municipal Fund to approve the new fundamental investment policy relating to commodities.	X	X

2(f)	For each Affected Municipal Fund to approve the elimination of fundamental investment policies relating to derivatives and short sales.	X	X

(1)	Variable Rate Demand Preferred Shares for Municipal Advantage, Municipal Market Opportunity, Premium Income 4, Dividend Advantage 2 and Insured Premium Income 2; MuniTerm Preferred for Dividend Advantage, Insured Dividend Advantage and Insured Tax-Free Advantage; and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) for each other Fund are referred to as “Preferred Shares.” Municipal High Income 2, Municipal Value, Municipal Value 2, Municipal Income, Enhanced Value, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio have not issued Preferred Shares.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except Municipal Value, Municipal Value 2, Municipal Income, Enhanced Value, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), 33 1/2% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for the Affected Municipal Funds, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and of the Preferred Shares, voting as a separate class, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on May 28, 2010 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of May 28, 2010, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Municipal Value	NUV	[196,511,139]	N/A

Municipal Value 2	NUW		N/A

Municipal Income	NMI	[8,163,929]	N/A

Enhanced Value	NEV		N/A

Premium Income	NPI	[63,785,430]	Series M	2,900
			Series M2	1,526
			Series T	2,900
			Series W	2,900
			Series TH	2,901
			Series F	2,899

Performance Plus	NPP	[59,914,073]	Series M	3,507
			Series T	3,506
			Series W	3,505
			Series TH	2,770
			Series F	3,508

Municipal Advantage	NMA	[43,214,524]	VRDP	2,968

Municipal Market Opportunity	NMO	[45,557,788]	VRDP	3,509

Investment Quality	NQM	[35,820,767]	Series M	1,750
			Series T	1,750
			Series W	1,749
			Series TH	1,429
			Series F	1,750

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Select Quality	NQS	[34,015,420]	Series M	1,801
			Series T	1,801
			Series W	2,522
			Series TH	1,405
			Series F	2,522

Quality Income	NQU	[54,219,374]	Series M	2,567
			Series T	2,569
			Series W	2,568
			Series W2	1,780
			Series TH	3,423
			Series F	2,568

Premier Municipal	NPF	[19,888,518]	Series M	769
			Series T	2,153
			Series TH	2,152

Premier Insured	NIF	[19,419,608]	Series W	678
			Series TH	2,263
			Series F	2,264

Premium Income 2	NPM	[40,794,161]	Series M	1,600
			Series M2	1,379
			Series T	2,401
			Series T2	2,683
			Series W	1,600
			Series TH	2,401
			Series TH2	1,379
			Series F	1,601
			Series F2	1,504
			Series F3	1,915
			Series F4	1,038

Premium Income 4	NPT	[43,236,703]	VRDP	2,622

Dividend Advantage	NAD	[39,287,298]	Series M	1,628
			Series T	1,628
			Series TH	1,547
			MuniTerm Preferred	14,430,000

Dividend Advantage 2	NXZ	[29,436,351]	VRDP Series 1	1,960

Dividend Advantage 3	NZF	[40,378,174]	Series W	3,159
			Series TH	3,159
			Series F	3,160

Municipal High Income	NMZ	[24,234,875]	Series M	1,826
			Series T	987
			Series W	987

Municipal High Income 2	NMD	[15,974,681]	N/A

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Insured Dividend Advantage	NVG	[29,802,900]	Series M	1,247
			Series T	1,217
			Series TH	1,214
			MuniTerm Preferred	10,800,000

Insured Municipal Opportunity	NIO	[81,138,037]	Series M	3,319
			Series T	3,319
			Series W	3,320
			Series W2	2,655
			Series W3	1,486
			Series TH1	3,319
			Series TH2	3,321
			Series TH3	2,536
			Series F	3,318

Insured Premium Income 2	NPX	[37,353,512]	VRDP Series 1	2,190

Insured Quality	NQI	[38,295,278]	Series M	1,954
			Series T	1,956
			Series W	1,957
			Series TH	1,745
			Series F	1,956

Insured Tax-Free Advantage	NEA	[18,506,397]	Series T	1,104
			Series W	1,105
			Series W2	486
			MuniTerm Preferred	8,300,000

Select Maturities	NIM	[12,405,962]	N/A

Select Portfolio	NXP	[16,443,829]	N/A

Select Portfolio 2	NXQ	[17,646,933]	N/A

Select Portfolio 3	NXR	[12,984,661]	N/A

California Portfolio	NXC	[6,267,289]	N/A

New York Portfolio	NXN	[3,910,604]	N/A

*	The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NEA, NVG, NXZ, NZF and NMZ, which are listed on the NYSE Amex. The MuniTerm Preferred Shares of NVG, NEA and NAD are listed on the New York Stock Exchange.

1.  Election of Board Members

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except Municipal Value and Municipal Income), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, each Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For Municipal Value and Municipal Income, three (3) Board Members are nominated to be elected at this Annual Meeting.

a.	For each Minnesota Corporation, except Municipal Value and Municipal Income:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

b.	For Municipal Value and Municipal Income: three (3) Board Members are to be elected by all shareholders.

With respect to Municipal Value, Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

With respect to Municipal Income, Board Members Hunter, Stockdale and Stone have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each

Massachusetts Business Trust, except Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

c.	For each Massachusetts Business Trust, except Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

d.	For Enhanced Value, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2:

Three (3) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Corporation, except for Municipal Value and Municipal Income all Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on July 28, 2009 and adjourned to September 1, 2009.

For Municipal Value, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on July 28, 2009. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008.

For Municipal Income, Board Members Bremner, Evans and Schneider were last elected as Class II Board Members at the annual meeting of shareholders held on July 28, 2009. Board Members Amboian, Kundert and Toth were last elected as Class I Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008.

For each Massachusetts Business Trust, except Enhanced Value, Insured Dividend Advantage, Insured Premium Income 2, Insured Tax-Free Advantage, Municipal Value 2, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members and Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on July 28, 2009 and adjourned to September 1, 2009. Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008, September 30, 2008 and October 28, 2008.

For Insured Tax-Free Advantage, Insured Dividend Advantage and Insured Premium Income 2 Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members and Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on July 28, 2009 and for Insured Dividend Advantage and Insured Premium Income 2, adjourned to September 1, 2009. Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on June 30, 2008 and adjourned to July 28, 2008 and August 29, 2008, and for Insured Premium Income 2, adjourned to September 30, 2008 and for Insured Dividend Advantage, adjourned to September 30, 2008 and October 28, 2008.

For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio New York Portfolio and Municipal High Income 2, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on July 28, 2009. Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Member Hunter was last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008.

For Enhanced Value and Municipal Value 2, all of the Board Members were elected by the initial shareholder of the Fund, Nuveen Asset Management (the “Adviser” or “NAM”), on July 28, 2009 and February 23, 2009, respectively.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund	Other
				Complex	Directorships Held
	Position(s)	Term of Office		Overseen	by Board
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	Member During the
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Past Five Years

Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member Nominee	Term: Annual or Class III Board Member until 2012(2) Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member Nominee	Term: Annual or Class III Board Member until 2012(2) Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member Nominee	Term: Annual or Class II Board Member until 2010(2) Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation, a publicly held company; Director (since 2005) of Beta Gamma Sigma International Society; formerly (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director, Credit Research Center at Georgetown University (1997-2007).	200	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Directorships Held
	Position(s)	Term of Office		Overseen	by Board
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	Member During the
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Past Five Years

David J. Kundert* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member Nominee	Term: Annual or Class II Board Member until 2011(2) Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	200	See Principal Occupation Description

William J. Schneider* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member Nominee	Term: Annual or Class III Board Member until 2012(2) Length of Service: Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; formerly, Member and Chair, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member Nominee	Term: Annual or Class I Board Member until 2010(2) Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200	N/A

Carole E. Stone* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member Nominee	Term: Annual or Class I Board Member until 2010(2) Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Directorships Held
	Position(s)	Term of Office		Overseen	by Board
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	Member During the
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Past Five Years

Terence J. Toth* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member Nominee	Term: Annual or Class II Board Member until 2011(2) Length of Service: Since 2008:	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital Management (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	See Principal Occupation Description
Nominee/Board Member who is an interested person of the Funds

John P. Amboian(3) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member Nominee	Term: Annual or Class II Board Member until 2011(2) Length of Service: Since 2008	Chief Executive Officer (since July 2007), Director (since 1999) of Nuveen Investments, Inc. and Chairman (since 2007); Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisers, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200	See Principal Occupation Description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective and the commodity pool has not commenced operations.
(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	For Municipal Value, Municipal Value 2, Enhanced Value, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, Board Member Hunter serves as a Class I Board Member and Board Member Schneider serves as a Class III Board Member. For Municipal Income, Board Members Amboian, Kundert and Toth serve as Class I Board Members; Board Members Hunter, Stockdale and Stone are Class III Board Members; and Board Members Bremner, Evans and Schneider are Class II Board Members.
(3)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s adviser.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2009 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2009 is set forth in Appendix A. On December 31, 2009, Board Members and executive officers as a group beneficially owned approximately 800,000 shares of all funds managed by NAM (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). [As of May 28, 2010, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of May 28, 2010, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of May 28, 2010, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.]

Compensation

Each Independent Board Member receives a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for attendance by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required, $250 per meeting for attendance by telephone at committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 annually and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committees, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal Value	$7,938	$7,005	$5,751	$7,274	$7,561	$6,433	$5,631	$7,118
Municipal Value 2	659	599	410	457	474	556	410	573
Municipal Income	351	304	246	287	299	269	254	291
Enhanced Value	—	—	—	—	—	—	—	—
Premium Income	5,600	4,948	4,077	5,148	5,347	4,564	3,951	5,034
Performance Plus	5,722	5,054	4,166	5,260	5,463	4,662	4,035	5,145
Municipal Advantage	4,029	3,559	2,934	3,705	3,847	3,282	2,840	3,627
Municipal Market Opportunity	4,309	3,805	3,138	3,962	4,113	3,510	3,037	3,877
Investment Quality	3,195	2,821	2,326	2,937	3,050	2,602	2,253	2,872
Select Quality	3,217	2,841	2,343	2,957	3,071	2,621	2,269	2,892
Quality Income	5,220	4,611	3,802	4,800	4,985	4,254	3,681	4,696
Premier Municipal	1,755	1,550	1,278	1,613	1,675	1,430	1,238	1,576
Premier Insured	1,879	1,661	1,369	1,730	1,796	1,532	1,325	1,692
Premium Income 2	4,996	4,560	3,985	4,704	4,825	3,985	3,902	4,616
Premium Income 4	3,575	3,158	2,603	3,287	3,413	2,912	2,520	3,217
Dividend Advantage	3,502	3,093	2,550	3,217	3,342	2,853	2,471	3,146
Dividend Advantage 2	2,690	2,378	1,955	2,471	2,569	2,188	1,914	2,417
Dividend Advantage 3	3,602	3,181	2,622	3,312	3,440	2,934	2,539	3,239
Municipal High Income	1,547	1,368	1,129	1,418	1,473	1,262	1,094	1,397
Municipal High Income 2	807	701	568	660	690	622	588	673
Insured Dividend Advantage	2,910	2,571	2,119	2,678	2,781	2,372	2,052	2,619
Insured Municipal Opportunity	10,287	9,389	8,196	9,689	9,939	8,210	8,019	9,515
Insured Premium Income 2	3,061	2,708	2,224	2,814	2,926	2,491	2,178	2,752
Insured Quality	3,436	3,037	2,503	3,161	3,282	2,800	2,423	3,096
Insured Tax-Free Advantage	2,318	2,116	1,847	2,183	2,240	1,851	1,807	2,143
Select Maturities	505	432	361	417	430	382	361	412
Select Portfolio	953	850	666	902	951	792	666	835
Select Portfolio 2	964	849	674	912	961	801	674	834
Select Portfolio 3	746	665	521	706	744	620	521	653

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

California Portfolio	358	316	250	339	357	298	250	310
New York Portfolio	224	198	157	212	224	187	157	194
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(1)	$265,996	$239,830	$194,333	$252,913	$258,133	$219,480	$186,750	$247,289

(1)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2009 for services to the Nuveen open-end and closed-end funds advised by NAM.

(2)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal Value	$1,334	$1,961	$1,711	$7,274	$7,561	$3,541	—	$4,809
Municipal Value 2	—	—	—	—	—	—	—	—
Municipal Income	—	—	—	—	—	—	—	—
Enhanced Value	—	—	—	—	—	—	—	—
Premium Income	943	1,387	1,233	5,148	5,347	2,508	—	3,411
Performance Plus	964	1,417	1,273	5,260	5,463	2,559	—	3,493
Municipal Advantage	679	998	913	3,705	3,847	1,796	—	2,472
Municipal Market Opportunity	726	1,067	977	3,962	4,113	1,921	—	2,643
Investment Quality	538	791	709	2,937	3,050	1,429	—	1,948
Select Quality	542	797	715	2,957	3,071	1,438	—	1,963
Quality Income	880	1,293	1,172	4,800	4,985	2,332	—	3,195
Premier Municipal	295	434	382	1,613	1,675	787	—	1,065
Premier Insured	317	466	424	1,730	1,796	839	—	1,153
Premium Income 2	817	1,238	807	4,704	4,825	2,240	—	2,893
Premium Income 4	602	885	807	3,287	3,413	1,594	—	2,190
Dividend Advantage	589	867	768	3,217	3,342	1,569	—	2,130
Dividend Advantage 2	453	666	580	2,471	2,569	1,206	—	1,633
Dividend Advantage 3	607	892	804	3,312	3,440	1,610	—	2,201
Municipal High Income	260	383	370	1,418	1,473	682	—	965

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal High Income 2	—	—	—	—	—	—	—	—
Insured Dividend Advantage	491	721	652	2,678	2,781	1,301	—	1,781
Insured Municipal Opportunity	1,685	2,552	1,724	9,689	9,939	4,599	—	6,002
Insured Premium Income 2	515	759	654	2,814	2,926	1,375	—	1,855
Insured Quality	579	852	783	3,161	3,282	1,531	—	2,113
Insured Tax-Free Advantage	379	575	381	2,183	2,240	1,039	—	1,348
Select Maturities	—	—	—	—	—	—	—	—
Select Portfolio	160	244	—	902	951	510	—	449
Select Portfolio 2	162	244	—	912	961	515	—	449
Select Portfolio 3	125	191	—	706	744	399	—	352
California Portfolio	60	91	—	339	357	191	—	167
New York Portfolio	38	57	—	212	224	120	—	105

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the

Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. Members of the Audit Committee shall be independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent Board Member of the Funds. A copy of the Audit Committee Charter is attached as Appendix D. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications. Listed below for each Board Member and nominee are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments, Inc. in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

The Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding over all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders. For each Minnesota Fund except Municipal Value and Municipal Income, all Board Members are elected annually. For each Massachusetts Fund, and Municipal Value and Municipal Income, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth date	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999); Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	125

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	125

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth date	with Fund	Served(1)	During Past 5 Years	Officer

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term: Annual Length of Service: Since 2009	Senior Vice President (since 2010), formerly, Vice President (2007-2010) of Nuveen Investments, LLC; previously, portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 0204) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management.	200

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	200

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth date	with Fund	Served(1)	During Past 5 Years	Officer

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term: Annual Length of Service: Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008), and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	200

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	200

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth date	with Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007), Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth date	with Fund	Served(1)	During Past 5 Years	Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term: Annual Length of Service: Since 2009	Senior Vice President (since 2010), formerly, Vice President (2008-2010) of Nuveen Investments, LLC; previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	200

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.  Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for Premium Income, Performance Plus, Municipal Market Opportunity and Premium Income 4 (Affected Municipal Funds)

The Affected Municipal Funds have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and/or (iii) investments in derivatives, short sales and commodities as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Affected Municipal Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits of the New Investment Policies to you as a Fund shareholder are:

•	enhanced ability of the Affected Municipal Funds to generate attractive levels of tax-exempt income, while retaining the Affected Municipal Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Affected Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New Fundamental Policies is contingent on shareholder approval of the elimination of the Current Fundamental Policies.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental Policies of the Affected Municipal Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund of, the New Fundamental Policies, described below. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

(a)	Approval of the Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities (All Affected Municipal Funds)

The Current Fundamental Policies with respect to each Affected Municipal Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

Premium Income, Performance Plus, Municipal Market Opportunity and Premium Income 4

Except to the extent that the Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated. The Fund will not invest in any rated municipal bonds that are rated lower than Baa by Moody’s or BBB by Standard & Poor’s at the time of purchase.

(b)	Approval of New Fundamental Policy Relating to Investments in Municipal Securities (All Affected Municipal Funds)

The following New Fundamental Policy will replace each Affected Municipal Fund’s Current Fundamental Policy referenced in 2(a) above. Implementation of the following New Fundamental Policy by each Affected Municipal Fund is contingent on shareholder approval of the elimination of each Affected Municipal Fund’s Current Fundamental Policy. The proposed New Fundamental Policy with respect to each Fund’s investments in municipal securities is as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

In addition, the Board has adopted New Non-Fundamental Policies with respect to investing in investment grade securities for each Affected Municipal Fund, which will be implemented upon the elimination of the Current Fundamental Policy described in 2(a) above. The New Non-Fundamental Policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser (“NAM”).

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

Related to these changes, the Board of each Affected Municipal Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which an Affected Municipal Fund may invest to include various types of municipal securities. The new description, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or noncallable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of the Fundamental Policy Relating to Investing in Other Investment Companies (All Affected Municipal Funds)

The Affected Municipal Funds do not have specific restrictions as to investments in other investment companies. However, each such Affected Municipal Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

The Fund may not invest in securities other than Municipal Obligations and temporary investments as described under “Investment Objectives and Policies — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Affected Municipal Fund’s Current Fundamental Policy relating to investments in other investment companies. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(d)	Elimination of Fundamental Policy Relating to Commodities (All Affected Municipal Funds)

The Current Fundamental Policy with respect to investment in commodities for each Affected Municipal Fund named above that is proposed to be eliminated is as follows:

The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(e)	Approval of New Fundamental Policy Relating to Commodities (All Affected Municipal Funds)

It is proposed that each Affected Municipal Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Affected Municipal Funds is contingent on shareholder approval of the elimination of that Affected Municipal Fund’s Current Fundamental Policy with respect to commodities, as reflected in 2(d) above. The proposed New Fundamental Policy is as follows:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

 * References are to a Fund’s registration statement.

(f)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales (All Affected Municipal Funds)

The Current Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

Premium Income

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

Performance Plus, Municipal Market Opportunity and Premium Income 4

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales, as reflected above, the Board has adopted the following New Non-Fundamental Policies for each Affected Municipal Fund. The New Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Affected Municipal Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

 * References are to a Fund’s registration statement.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

			Audit Related Fees				Tax Fees				All Other Fees
	Audit Fees				Adviser and				Adviser and				Adviser and
	Fund(1)		Fund(2)		Adviser Entities		Fund(3)		Adviser Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

Municipal Value	$66,542	$67,037	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Value 2(5)	N/A	12,962	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
Municipal Income	9,826	9,902	0	0	0	0	0	0	0	0	0	0	0	0
Enhanced Value(6)	N/A	9,000	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
Premium Income	51,660	49,354	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Performance Plus	49,362	50,364	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Municipal Advantage	37,760	37,769	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Municipal Market Opportunity	39,058	39,670	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Investment Quality	32,696	31,342	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Select Quality	31,050	31,269	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Quality Income	45,477	46,530	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Premier Municipal	21,103	20,430	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Premier Insured	20,909	21,656	0	0	0	0	0	0	0	0	3,350	3,400	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

(5)	The Fund commenced operations on February 24, 2009.

(6)	The Fund commenced operations on September 24, 2009.

			Audit Related Fees				Tax Fees				All Other Fees
	Audit Fees				Adviser and				Adviser and				Adviser and
	Fund(1)		Fund(2)		Adviser Entities		Fund(3)		Adviser Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

Premium Income 2	$36,045	$35,434	$0	$0	$0	$0	$0	$0	$0	$0	$3,350	$3,400	$0	$0
Premium Income 4	34,818	34,379	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Dividend Advantage	33,791	33,287	0	0	0	0	0	0	0	0	850	850	0	0
Dividend Advantage 2	27,704	27,300	0	0	0	0	0	0	0	0	850	0	0	0
Dividend Advantage 3	35,039	34,599	0	0	0	0	0	0	0	0	850	850	0	0
Municipal High Income	22,537	17,763	0	0	0	0	0	0	0	0	800	850	0	0
Insured Dividend Advantage	27,987	29,469	0	0	0	0	0	0	0	0	850	850	0	0
Insured Municipal Opportunity	65,037	65,974	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Insured Premium Income 2	31,007	30,446	0	0	0	0	0	0	0	0	850	0	0	0
Insured Quality	34,177	33,607	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Insured Tax-Free Advantage	19,883	20,669	0	0	0	0	0	0	0	0	850	850	0	0
Municipal High Income 2	14,110	13,147	0	0	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010

Select Maturities	$11,418	$11,513	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Select Portfolio	15,019	15,092	0	0	0	0	0	0	0	0	0	0	0	0
Select Portfolio 2	15,079	15,268	0	0	0	0	0	0	0	0	0	0	0	0
Select Portfolio 3	13,336	13,387	0	0	0	0	0	0	0	0	0	0	0	0
California Portfolio	10,127	10,198	0	0	0	0	0	0	0	0	0	0	0	0
New York Portfolio	9,027	9,111	0	0	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed
			to
			Adviser and Adviser Entities
			(Engagements Related		Total Non-Audit Fees Billed
			Directly to the Operations		to
	Total Non-Audit		and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009

Municipal Value	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Value 2(1)	N/A	0	N/A	0	N/A	0	N/A	0
Municipal Income	0	0	0	0	0	0	0	0
Enhanced Value(2)	N/A	0	N/A	0	N/A	0	N/A	0
Premium Income	3,350	3,400	0	0	0	0	3,350	3,400
Performance Plus	3,350	3,400	0	0	0	0	3,350	3,400
Municipal Advantage	3,350	3,400	0	0	0	0	3,350	3,400
Municipal Market Opportunity	3,350	3,400	0	0	0	0	3,350	3,400
Investment Quality	3,350	3,400	0	0	0	0	3,350	3,400
Select Quality	3,350	3,400	0	0	0	0	3,350	3,400
Quality Income	3,350	3,400	0	0	0	0	3,350	3,400
Premier Municipal	3,350	3,400	0	0	0	0	3,350	3,400
Premier Insured	3,350	3,400	0	0	0	0	3,350	3,400
Premium Income 2	3,350	3,400	0	0	0	0	3,350	3,400
Premium Income 4	3,350	3,400	0	0	0	0	3,350	3,400
Dividend Advantage	850	850	0	0	0	0	850	850
Dividend Advantage 2	850	0	0	0	0	0	850	0
Dividend Advantage 3	850	850	0	0	0	0	850	850
Municipal High Income	800	850	0	0	0	0	800	850
Insured Dividend Advantage	850	850	0	0	0	0	850	850
Insured Municipal Opportunity	3,350	3,400	0	0	0	0	3,350	3,400
Insured Premium Income 2	850	0	0	0	0	0	850	0
Insured Quality	3,350	3,400	0	0	0	0	3,350	3,400
Insured Tax-Free Advantage	850	850	0	0	0	0	850	850
Municipal High Income 2	0	0	0	0	0	0	0	0

(1)	The Fund commenced operations on February 24, 2009.

(2)	The Fund commenced operations on September 24, 2009.

			Total Non-Audit Fees Billed
			to
			Adviser and Adviser Entities
			(Engagements Related		Total Non-Audit Fees Billed
			Directly to the Operations		to
	Total Non-Audit		and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010

Select Maturities	$0	$0	$0	$0	$0	$0	$0	$0
Select Portfolio	0	0	0	0	0	0	0	0
Select Portfolio 2	0	0	0	0	0	0	0	0
Select Portfolio 3	0	0	0	0	0	0	0	0
California Select Portfolio	0	0	0	0	0	0	0	0
New York Select Portfolio	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, [except as follows: NAME, POSITION, made a late filing on Form  with respect to FUND.] To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen.

Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 3, 2011 A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than May 17, 2011 or prior to April 27, 2011 Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, such as the election of Board Members, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, such as updating investment policies, the costs in connection with the solicitation of proxies will be paid by the Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end for each Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio) is October 31. The fiscal year end for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio is March 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 27, 2010

Each Fund’s Proxy Statement is available at www.nuveen.com/CEF/Info/Shareholder/Proxy-statements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
June 21, 2010

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2009.

								Municipal
	Municipal	Municipal	Enhanced	Municipal	Premium	Performance	Municipal	Market	Investment	Select	Quality	Premier	Premier	Premium	Premium	Dividend
Board Member Nominees	Value	Value 2	Value	Income	Income	Plus	Advantage	Opportunity	Quality	Quality	Income	Municipal	Insured	Income 2	Income 4	Advantage

Board Members/ Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$1- $10,000	$0	$0	$0	$1- 10,000	$0	$10,001- $50,000	$0	$10,001- $50,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$50,001- $100,000
Board Member/ Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$50,000- $100,000	$0	$10,001- $50,000	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0

Dollar Range of Equity Securities
																Aggregate
																Range of
																Securities
																All Registered
																Investment
																Companies
																Overseen by
																Board Member
																Nominees in
			Municipal	Municipal	Insured	Insured	Insured		Insured							Family of
	Dividend	Dividend	High	High	Dividend	Municipal	Premium	Insured	Tax-Free	Select	Select	Select	Select	California	New York	Investment
Board Member Nominees	Advantage 2	Advantage 3	Income	Income 2	Advantage	Opportunity	Income 2	Quality	Advantage	Maturities	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio	Companies(1)

Board Member/ Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001- $100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Board Member/ Nominee who is an interested person of the Funds
John P. Amboian	$0	$50,001- $100,000	$0	$0	$0	$0	$50,001- $100,000	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2009. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
								Municipal
	Municipal	Municipal	Municipal	Enhanced	Premium	Performance	Municipal	Market	Investment	Select	Quality	Premier	Premier	Premium	Premium
Board Member Nominees	Value	Value 2	Income	Value	Income	Plus	Advantage	Opportunity	Quality	Quality	Income	Municipal	Insured	Income 2	Income 4

Board Members/ Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	992	0	0	0	4	0	969	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	2,029	0	0	0	0	0	0	0	0	0	3,055
Board Member/ Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	5,000	0	4,000	0	0	0	0	2,500	0	0	0
All Board Members and Officers as a Group	0	25,002	0	0	17,000	3,529	11,176	2,125	1,000	0	0	2,504	0	969	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members and Officers(1)
				Municipal	Municipal	Insured	Insured	Insured		Insured
	Dividend	Dividend	Dividend	High	High	Dividend	Municipal	Premium	Insured	Tax-Free	Select	Select	Select	Select	California	New York
Board Member Nominees	Advantage	Advantage 2	Advantage 3	Income	Income 2	Advantage	Opportunity	Income 2	Quality	Advantage	Maturities	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio

Board Member/ Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	1,043	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	3,921	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Board Member/ Nominee who is an interested person of the Funds
John P. Amboian	0	0	5,000	0	0	0	0	5,000	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	55,163	1,000	6,211	4,916	0	0	6,806	5,000	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially own more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Premium Income (NPI) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	2,877	17.9%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	873	5.4%

Performance Plus (NPP) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	945	5.63%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	2377	14.15%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	931	5.3%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	981	5.8%

	Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	860	5.12%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	881	5.2%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Municipal Advantage (NMA) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	905	7.8%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	2,390	17.5%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

Municipal Market Opportunity (NMO) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,415	10.2%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	1,059	7.6%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

Investment Quality (NQM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,091	12.9%

	Blue Ridge Investments, LLC 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	778	9.2%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	803	9.5%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

Select Quality (NQS) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	659	6.2%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	809	8.0%

	Blue Ridge Investments, LLC 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	498	5.0%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	818	7.9%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(b) 200 Bay Street Toronto, Ontario M5J2J5 Canada	703	7.0%

	RBC Capital Markets(b) One Liberty Plaza 165 Broadway New York, NY 10006

Quality Income (NQU) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	895	5.68%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,965	12.7%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	781	5.0%

	Blue Ridge Investments, LLC 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,176	7.6%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	822	5.1%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

Premier Municipal (NPF) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	477	9.4%

	Blue Ridge Investments, LLC 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	305	6.0%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	343	6.8%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

Premier Insured (NIF) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	280	5.49%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America Corporation(c) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	291	5.5%

	Bank of America, N.A.(c) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	847	15.5%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

Premium Income 2 (NPM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	2,149	11.0%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,153	10.2%

	Blue Ridge Investments, LLC 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	2,702	13.9%

Premium Income 4 (NPT) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	844	7.8%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,263	12.2%

	Blue Ridge Investments, LLC 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	822	7.6%

Dividend Advantage (NAD) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	1,258	11.8%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,873	17.89%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	932	8.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	598	5.7%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	532	5.08%

Dividend Advantage 3 (NZF) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	1,190	12.6%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,281	13.52%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	492	5.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	520	5.5%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	970	10.23%

Municipal High Income (NMZ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	721	19.0%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	589	15.5%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	335	8.8%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	246	6.5%

Insured Dividend Advantage (NVG) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	649	8.0%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation(c) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	299	5.9%

	Bank of America, N.A.(c) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Insured Municipal Opportunity (NIO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	1,891	6.9%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	4,444	16.4%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,428	5.3%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	2,949	10.9%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	2,525	9.3%

Insured Quality (NQI) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	1,468	14.9%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	897	9.1%

Insured Tax-Free Advantage (NEA) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	403	6.3%

	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	436	7.3%

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2009.
(a)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(b)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(c)	Bank of America Corporation and Bank of America N.A. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Municipal Value	5	8	0	3	4	4	4
Municipal Value 2	4	5	1	3	4	3	4
Municipal Income	5	8	0	3	4	4	4
Enhanced Value	2	1	1	0	4	1	4
Premium Income	5	8	0	3	4	4	4
Performance Plus	5	8	0	3	4	4	4
Municipal Advantage	5	8	0	3	4	4	4
Municipal Market Opportunity	5	8	0	3	4	4	4
Investment Quality	5	8	0	3	4	4	4
Select Quality	5	8	0	3	4	4	4
Quality Income	5	8	0	3	4	4	4
Premier Municipal	5	8	0	3	4	4	4
Premium Income 2	5	11	0	3	4	4	4
Premium Income 4	5	8	0	3	4	4	4
Dividend Advantage	5	8	0	3	4	4	4
Dividend Advantage 2	5	8	0	3	4	4	4
Dividend Advantage 3	5	8	0	3	4	4	4
Municipal High Income	5	8	0	3	4	4	4
Municipal High Income 2	5	8	0	3	4	4	4
Insured Dividend Advantage	5	9	1	3	4	4	4
Insured Municipal Opportunity	5	11	0	3	4	4	4
Insured Premium Income 2	5	8	0	3	4	4	4
Insured Quality	5	8	0	3	4	4	4
Insured Tax-Free Advantage	5	11	0	3	4	4	4

C-1

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Insured Dividend Advantage	5	5	0	5	5	4	4
Select Maturities	5	5	0	5	5	4	4
Select Portfolio	5	5	0	5	5	4	4
Select Portfolio 2	5	5	0	5	5	4	4
Select Portfolio 3	5	5	0	5	5	4	4
California Portfolio	5	5	0	5	5	4	4
New York Portfolio	5	8	0	3	4	4	4

C-2

APPENDIX D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under PCAOB AU 380, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

9.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

10.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

11.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

12.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

13.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

14.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

15.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

16.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

17.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

18.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

19.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

20.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

21.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

22.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

23.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

24.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

25.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

26.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

27.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

28.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

29.	Undertaking an annual review of the performance of the Audit Committee.

30.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NUV0710

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NUVEEN MUNICIPAL VALUE FUND 2 THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 27, 2010	PROXY
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2010

Date	NUW_21463_ComI_051010
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